SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               UNIONBANCORP, INC.
------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: NA
    -------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies: NA
    -------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
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    (4) Proposed maximum aggregate value of transaction: NA
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    (5) Total fee paid: NA
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: NA
    (2) Form, Schedule or Registration Statement No.: NA
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    (4) Date Filed: NA
Notes:

                             [COMPANY LOGO OMITTED]
                               UNIONBANCORP, INC.




                                       March 24, 2004

Dear Fellow Stockholder:

         You are cordially invited to attend UnionBancorp, Inc.'s annual meeting of stockholders at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 27, 2004, at 10:00 a.m. At the meeting, we will report to you on the progress of UnionBancorp and respond to your comments or questions. Moreover, several members of our management team will be available to speak with you individually about our record of achievement and plans for the future.

         Your board of directors has nominated three persons to serve as Class III directors on the board of directors. Their names appear in the enclosed proxy materials. All three of the nominees are incumbent directors. We recommend that you vote your shares for the nominees.

         We encourage you to attend the meeting in person. Because it is important that your shares be represented at the meeting, please sign and return the enclosed proxy, whether or not you plan to attend the meeting.

         We look forward with pleasure to seeing and visiting with you at the meeting.

                                       With best personal wishes,



                                       /s/ DEWEY R. YAEGER
                                       -----------------------
                                       Dewey R. Yaeger
                                       President and
                                       Chief Executive Officer



              321 West Main Street o Ottawa Illinois o 815-431-2720
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                             [COMPANY LOGO OMITTED]
                               UNIONBANCORP, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 27, 2004
                   ------------------------------------------


TO HOLDERS OF COMMON STOCK:

         The annual meeting of stockholders of UnionBancorp, Inc., a Delaware corporation, will be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 27, 2004, at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

         1.       to elect three Class III directors.

         2. to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

         We are not aware of any other business to come before the meeting. Only those stockholders of record as of the close of business on March 1, 2004, shall be entitled to notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned or postponed in order to permit our further solicitation of proxies.


                                       By Order of the Board of Directors




                                       /s/ DEWEY R. YAEGER
                                       -----------------------
                                       Dewey R. Yaeger
                                       President and
                                       Chief Executive Officer


Ottawa, Illinois
March 24, 2004

PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IT IS HOPED THAT YOU WILL BE ABLE TO ATTEND THE MEETING, AND IF YOU DO YOU MAY VOTE YOUR STOCK IN PERSON IF YOU WISH. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.
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                             [COMPANY LOGO OMITTED]
                               UNIONBANCORP, INC.


                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the board of directors of UnionBancorp, Inc. of proxies to be voted at the annual meeting of stockholders to be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 27, 2004, at 10:00 a.m., local time, or at any adjournments or postponements of the meeting.

UnionBancorp, a Delaware corporation, is a regional financial services company based in Ottawa, Illinois which has three bank subsidiaries and one non-bank subsidiary. Our banks serve communities throughout Central, Northern and Western Illinois through twenty-five locations. UnionFinancial Services & Trust Company, our non-bank subsidiary, is an insurance/brokerage agency and trust company.

The proxy statement and the accompanying notice of meeting and proxy are first being mailed to holders of shares of our common stock, par value $1.00 per share, on or about March 24, 2004. Our 2003 annual report, including financial statements, is enclosed.

Voting Rights and Proxy Information

The board of directors has fixed the close of business on March 1, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Our transfer books will not be closed between the record date and the date of the annual meeting. The board of directors hopes that all stockholders can be represented at the annual meeting. Whether or not you expect to be present, please sign and return your proxy in the enclosed self-addressed, stamped envelope. Stockholders giving proxies retain the right to revoke them at any time before they are voted by written notice of revocation to the Secretary of UnionBancorp, and stockholders present at the meeting may revoke their proxy and vote in person.

On March 1, 2004, we had 4,034,500 issued and outstanding shares of common stock. For the election of directors, and for all other matters to be voted upon at the annual meeting, each share of common stock is entitled to one vote. A majority of the outstanding shares of the common stock must be present in person or represented by proxy to constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Directors will be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote. In all other matters, the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote.

                                       1.

                         I.       ELECTION OF DIRECTORS

We have a staggered board of directors, divided into three classes. One class is elected annually to serve for three years. At the annual meeting, our stockholders will be entitled to elect three Class III directors for terms of three years or until their successors are elected and qualified. Each of the nominees for election as Class III directors are incumbent directors. Our board of directors has determined that each of Messrs. Breipohl, Doty, McDonnell, Reinhardt, Shinkle, Sullivan and Trainor are independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

The proxy provides instructions for voting for all director nominees or for withholding authority to vote for one or more director nominees. Unless instructed to the contrary, the persons acting under the proxy which we are soliciting will vote for the nominees listed below. In the event, however, that any nominee shall be unable to serve, which is not now contemplated, the proxy holders reserve the right to vote at the annual meeting for a substitute nominee.

Information About Directors and Nominees

Set forth below is information, current as of March 1, 2004, concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including the age, year first elected a director and business experience of each during the previous five years. Unless otherwise indicated, each person has held the positions shown for at least five years. The three nominees, if elected at the annual meeting, will serve as Class III directors for three-year terms, expiring in 2007. We recommend that you vote your shares FOR all three nominees.

                                    NOMINEES

Name                                             Position with UnionBancorp
(Age)                    Director Since           and Principal Occupation
-----                    --------------           ------------------------

Class III
(term expires 2007)

Dennis J. McDonnell           2000           Chairman of the Board (since 2002)
(Age 61)                                     and Director of UnionBancorp;
                                             Chairman of McDonnell Investment
                                             Management, LLC (2001-present);
                                             Director of Global Decisions Group;
                                             President and Chief Operating
                                             Officer of Van Kampen Investment
                                             Advisory Corporation (1983-2000)

John A. Shinkle               1997           Director of UnionBancorp; Executive
(Age 52)                                     Vice President and Director,
                                             Synovus Securities, Inc.
                                             (1986-present)

Scott C. Sullivan             1996           Director of UnionBancorp; Attorney,
(Age 49)                                     Williams & McCarthy


                                       2.

                              CONTINUING DIRECTORS

Name                                             Position with UnionBancorp
(Age)                    Director Since           and Principal Occupation
-----                    --------------           ------------------------

Class I
(term expires 2005)

Richard J. Berry              1985           Director of UnionBancorp; Attorney,
(Age 51)                                     Myers, Berry, O'Conor & Kuzma, Ltd.

Walter E. Breipohl            1993           Director of UnionBancorp; Owner,
(Age 50)                                     Kaszynski/Breipohl Realtors/
                                             Developers

John A. Trainor               1985           Director of UnionBancorp; Chairman
(Age 73)                                     of UnionBancorp (2000-2002); Owner,
                                             Trainor Grain & Supply Company,
                                             Inc.

Class II
(term expires 2006)

Robert J. Doty                1996           Director of UnionBancorp; Chairman
(Age 76)                                     of Prairie Bancorp, Inc.
                                             (1989-1996); Consultant, Farm
                                             Management

I. J. Reinhardt, Jr.          1991           Director of UnionBancorp; Director
(Age 66)                                     and General Manager, St. Louis
                                             Beverage Company

Dewey R. Yaeger               2003           Director of UnionBancorp; President
(Age 63)                                     and Chief Executive Officer of
                                             UnionBancorp (since November 2003);
                                             Senior Vice President and Chief
                                             Credit Officer of UnionBancorp
                                             (April-November 2003)

All of our directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between UnionBancorp and any person pursuant to which any director has been selected. No member of the board of directors is related to any other member of the board of directors.

Board Committees and Meetings

Our board of directors generally meets on a quarterly basis. The board of directors met seven times during 2003. During 2003, all directors attended at least 75 percent of the meetings of the board and the committees on which they served. Our board of directors has standing executive, audit and compensation committees.

The executive committee is comprised of Messrs. McDonnell (Chair), Sullivan, Trainor and Yaeger. The executive committee meets on an as needed basis and exercises the power of the board of directors between board meetings. This committee met two times in 2003.

                                       3.

The audit committee recommends independent auditors to the board, reviews the results of the auditors' services, reviews with management and the internal auditor the systems of internal control and internal audit reports and seeks to assure that our books and records are kept in accordance with applicable accounting principles and standards. The audit committee charter, which sets forth the duties and responsibilities of the committee, is attached as an appendix to this proxy statement. The members of the audit committee are Messrs. Reinhardt (Chair), Breipohl and Doty. During 2003, the audit committee met three times.

The compensation committee establishes compensation and benefits for the chief executive officer and reviews and recommends compensation and benefits for the other executive officers and employees of UnionBancorp and our subsidiaries. The committee also administers and oversees our stock-based incentive compensation plans. The members of the compensation committee are Messrs. Shinkle (Chair), McDonnell, Sullivan and Dewey R. Yaeger (ex officio). The compensation committee met four times in 2003.

Nominating Committee

Our board of directors has a nominating committee which consists of three directors. Messrs. McDonnell (Chair), Shinkle and Sullivan are the current members of this committee. The nominating committee identifies individuals to become board members and selects, or recommends for the board's selection, director nominees to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies. During 2003, the nominating committee, as currently comprised, held no meetings because it was not formed until March 18, 2004. Prior to the formation of the formal nominating committee, the executive committee or entire board served the functions of the nominating committee. The board met on December 18, 2003, and nominated the current nominees for re-election at this year's annual meeting.

Our board of directors has adopted a written charter for the nominating committee, a copy of which is attached as an appendix to this proxy statement. Each of the members of our nominating committee is independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

The nominating committee's policy is to consider director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to:

                               UnionBancorp, Inc.
                              321 West Main Street
                             Ottawa, Illinois 61350
                         Attention: Nominating Committee

The nominating committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The nominating committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the nominating committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our directors or officers.

                                       4.

Code of Ethics

The Company has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

         o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
         o Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commissions and in other public communications we make;
         o Compliance with applicable governmental laws, rules and regulations;
         o The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and
         o    Accountability for adherence to the code.

This Code of Ethics is attached to our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as Exhibit 14. We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our secretary at 321 West Main Street, Ottawa, Illinois 61350.

Shareholder Communications with the Board

Our board of directors has a process for shareholders to send communications to the board of directors, its nominating committee or its audit committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the board of directors, its nominating committee or its audit committee or specific directors either by regular mail to the attention of the board of directors, its nominating committee, its audit committee or specific directors, at our principal executive offices at 321 West Main Street, Ottawa, Illinois 61350. All of these communications will be reviewed by our secretary (1) to filter out communications that our secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate directors. We encourage all of our directors to attend the annual meeting of shareholders, if possible. All of our directors attended the 2003 annual meeting of shareholders.

Compensation of Directors

Each of our directors was paid a fee of $1,000 for each board meeting attended and $250 for each committee meeting attended. In addition, each director was paid an annual retainer of $2,500. Each of our directors may also receive an annual grant of options to purchase shares of common stock under the UnionBancorp, Inc. 2003 Stock Option Plan. The UnionBancorp, Inc. 2003 Stock Option Plan provides for annual formula grants to each of our directors of options to purchase shares of common stock with an exercise price of not less than 100% of the then current market price of the common stock on the date of the grant. Such options become exercisable over five years. During 2003, each non-employee director was granted options to purchase 2,500 shares of common stock at a price of $23.29 per share.

                                       5.

Existing Equity Compensation Plans

The Company currently maintains the UnionBancorp, Inc. 2003 Stock Option Plan (the "2003 Stock Option Plan"), which the Company's Board of Directors adopted on December 19, 2002 and the stockholders of the Company approved on April 22, 2003 and the UnionBancorp, Inc. 1993 Stock Option Plan (the "1993 Stock Option Plan"), which the Company's Board of Directors adopted on February 18, 1993 and the stockholders of the Company approved on April 12, 1993. The following table provides information regarding the number of shares of common stock subject to each of these plans as well as information regarding outstanding options to purchase the Company's common stock under the plans as of December 31, 2003.

                                      Equity Compensation Plan Information

-----------------------------------------------------------------------------------------------------------------

    Plan category        Number of securities to       Weighted-average         Number of securities remaining
                         be issued upon exercise      exercise price of       available for future issuance under
                         of outstanding options,     outstanding options,          equity compensation plans
                           warrants and rights       warrants and rights        (excluding securities in column

                                   (a)                       (b)                              (c)
-----------------------------------------------------------------------------------------------------------------
Equity compensation
plans approved by                284,198                  $ 13.2227                         180,000
stockholders (1)

-----------------------------------------------------------------------------------------------------------------
Equity compensation
plan not approved by              20,450                  $ 16.0625                          28,050
stockholders (2)

-----------------------------------------------------------------------------------------------------------------

      Total                      304,648                  $ 13.4134                         208,050

-----------------------------------------------------------------------------------------------------------------

(1) Includes shares issuable under the UnionBancorp, Inc. 2003 Stock Option Plan and the UnionBancorp, Inc. 1993 Stock Option Plan. The UnionBancorp, Inc. 1993 Stock Option Plan terminated April 12, 2003.

(2) In 1999, the Company adopted the UnionBancorp, Inc. Non-qualified Stock Option Plan ("the 1999 Option Plan"), a broadly based compensation plan. Under the 1999 Option Plan, non-qualified options may be granted to employees and eligible directors of the Company and its subsidiaries to purchase the Company's common stock at 100% of the fair market value on the date the option is granted. The Company has authorized 50,000 shares for issuance under the 1999 Option Plan. During 1999, 40,750 of these shares were granted and are exercisable in three years. The options have an exercise period of ten years from the date of grant.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 1, 2004, by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table which can be found later in this proxy statement, and by all of our directors and executive officers as a group.

                                       6.

            Name of Individual or                      Amount and Nature of         Percent
        Number of Individuals in Group              Beneficial Ownership(1)(2)     of Class
        ------------------------------              --------------------------     --------
5% Stockholders

UnionBank, as Trustee for the                               488,130(3)               12.1%
UnionBancorp, Inc. Employee Stock Ownership
Plan ("ESOP")
201 East Main Street
Streator, Illinois 61364

Wayne W. Whalen                                             803,263(4)               19.5%
333 W. Wacker Drive, Suite 2100
Chicago, Illinois 60606

Jeffrey L. Gendell                                          395,000(5)                9.8%
37 Park Avenue, 9th Floor
New York, New York 10017

Directors and Nominees

Richard J. Berry                                             40,279(6)                1.0%
Walter E. Breipohl                                           28,579                    *
Robert J. Doty                                               11,234                    *
Dennis J. McDonnell                                         602,920(7)               14.6%
I.J. Reinhardt, Jr.                                          23,547(8)                 *
John A. Shinkle                                              13,790(9)                 *
Scott C. Sullivan                                            19,590(10)                *
John A. Trainor                                              36,764(11)                *
Dewey R. Yaeger                                               2,620                    *

Other Named Executive Officers

Rick R. Clary                                                17,166(12)                *
Jimmie D. Lansford                                           36,295(13)                *
Kurt R. Stevenson                                            10,329(14)                *
All directors and executive officers as a group             843,113                  20.5%
(12 persons)

-------------------------
* Indicates less than one percent.

(1) The information contained in this column is based upon information furnished to us by the persons named above and the members of the designated group. Amounts reported include shares held directly as well as shares which are held in retirement accounts and shares held by members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective individual may be deemed to have sole or shared voting and/or investment power. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares.

(2) Amounts shown include shares presently obtainable through the exercise of options to purchase shares of common stock granted under UnionBancorp's stock option plans as follows: Mr. Berry - 13,300 shares; Mr. Breipohl - 15,400 shares; Mr. Doty - 8,250 shares; Mr. McDonnell - 4,250 shares; Mr. Reinhardt - 13,400 shares; Mr. Shinkle - 8,250 shares; Mr. Sullivan - 8,250 shares; Mr. Trainor - 14,900 shares; Mr. Clary - 7,517 shares; Mr. Lansford - 21,715 and Mr. Stevenson - 4,713 shares. Option holders have the sole power to exercise their respective options and would also be entitled to exercise sole voting and investment power over the shares issued upon the exercise of such options.

(3) All of the shares held by the employee stock ownership plan are allocated to particular participants' accounts and over which shares the employee stock ownership plan trustee has shared voting and no investment power over such shares.

                                       7.

(4) As reported to the Securities and Exchange Commission on Schedule Form 4 dated August 8, 2003. In addition, Mr. Whalen's wife, Paula Wolff, Mr. Whalen's children, and WPW Associates, L.P., a family limited partnership, were also named as parties sharing voting and investment power over such shares. The amount above also includes approximately 86,181.5 shares which are issuable upon the conversion of 1,381 shares of UnionBancorp, Inc. convertible preferred stock held by Mr. Whalen.

(5) As reported to the Securities and Exchange Commission on a Schedule 13G dated February 10, 2004. Includes 364,700 shares allocated to Tontine Financial Partners, L.P. and 30,300 shares allocated to Tontine Overseas Associates, L.L.C., over which Mr. Gendell has shared voting and investment power over such shares.

(6) Includes 11,100 shares held in trusts for which Mr. Berry is a co-trustee, over which shares Mr. Berry has shared voting and investment power.

(7) Includes shares held jointly by Mr. McDonnell and his wife over which voting and dispositive power is shared. Also includes shares held in trust for which Mr. McDonnell is trustee. The amount above also includes approximately 86,181.5 shares which are issuable upon the conversion of 1,381 shares of UnionBancorp, Inc. convertible preferred stock held by Mr. McDonnell. Mr. McDonnell's address is 815 Jackson Avenue, River Forest, Illinois 60305.

(8) Includes 6,000 shares held by Mr. Reinhardt jointly with his spouse, over which shares Mr. Reinhardt has shared voting and investment power.

(9) Includes 400 shares held by members of Mr. Shinkle's family. Mr. Shinkle has no voting or investment power over 100 of such shares and has shared voting and investment power over the remaining 300 shares. Also includes 2,561 shares held in trust for which Mr. Shinkle serves as trustee. Mr. Shinkle also has voting and investment power over 1,500 shares held in an investment club.

(10) Includes 1,660 shares held by Mr. Sullivan jointly with his spouse and 1,000 shares held by members of Mr. Sullivan's family. Mr. Sullivan has shared voting and investment power over the 2,660 shares.

(11) Includes 8,515 shares held solely by Mr. Trainor's spouse, over which shares Mr. Trainor has no voting or investment power.

(12) Includes 913 shares held by Mr. Clary jointly with his spouse, over which shares Mr. Clary has shared voting and investment power. Also includes 6,021 shares held by Mr. Clary in his 401(k) plan and 2,415 shares allocated to Mr. Clary under the employee stock ownership plan.

(13) Includes 2,200 shares held by Mr. Lansford jointly with his spouse, over which shares Mr. Lansford has shared voting and investment power. Also includes 2,501 shares allocated to Mr. Lansford under the employee stock ownership plan.

(14) Includes 425 shares held by Mr. Stevenson jointly with his spouse, over which shares Mr. Stevenson has shared voting and investment power. Also includes 430 shares held by Mr. Stevenson in his 401(k) plan and 4,761 shares allocated to Mr. Stevenson under the employee stock ownership plan.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. They are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2003, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during 2003, except each of the directors failed to file a Form 4 in connection with options granted to them by the Company on December 18, 2003. In addition, two directors (Shinkle and Sullivan) each failed to file three Form 4's reporting one transaction per report in connection with the purchase of Company common stock through a broker-maintained dividend reinvestment plan. Mr. Shinkle also failed to file one Form 4 in connection with a single purchase transaction in 1998.

                                       8.

                             EXECUTIVE COMPENSATION

Cash Compensation

The following table shows the compensation earned for the last three fiscal years by the chief executive officer and our executive officers whose 2003 salary and bonus exceeded $100,000:

-----------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
                                          Annual Compensation                                 Long Term Compensation
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Awards            Payouts
                                                                               -----------------------------------
        Name and             Year      Salary       Bonus         Other        Restricted    Securities     LTIP        All Other
       Principal                        ($)          ($)          Annual         Stock       Underlying    Payouts    Compensation
        Position                                               Compensation     Award(s)      Options/       ($)           ($)
                                                                   ($)            ($)           SARs
                                                                                              (#) (1)

          (a)                 (b)       (c)          (d)           (e)            (f)            (g)         (h)           (i)
-----------------------------------------------------------------------------------------------------------------------------------
Rick R. Clary (2)            2003    $ 131,875    $  20,250         --             --             --          --      $  10,976 (2)
Vice President and
Chief Operating Officer
-----------------------------------------------------------------------------------------------------------------------------------
Jimmie D. Lansford (3)       2003    $ 113,375    $  12,375         --             --             --          --      $   9,060 (3)
Executive Vice President     2002      110,000        7,700                                    5,979                     16,891 (3)
                             2001      110,000           --                                    3,587                     22,310 (3)
-----------------------------------------------------------------------------------------------------------------------------------
Kurt R. Stevenson (4)        2003    $ 110,000    $  16,500         --             --             --          --      $   6,040 (4)
Senior Vice President and    2002      110,000        7,700         --             --          5,327          --          7,803 (4)
Chief Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------
Dewey R. Yaeger (5)          2003    $ 121,821    $  25,000         --             --             --          --      $   7,256 (5)
President and
Chief Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------
Charles J. Grako (6)         2003    $ 276,316    $      --         --             --             --          --      $  17,347 (6)
Former President and         2002      205,000       17,938         --             --         10,164          --         22,647 (6)
Chief Executive Officer      2001      175,000           --         --             --          5,707          --         25,511 (6)
-----------------------------------------------------------------------------------------------------------------------------------

(1) All options vest at a rate of 20% per year on or about each anniversary of the date of grant.

(2) We were not required to disclose Mr. Clary's salary information with respect to his compensation prior to 2003. Represents the dollar value of allocations under our employee stock ownership plan in the amount of $2,820 for 2003, premiums for split dollar life insurance of $227 for 2003, director fees for serving on the board of a subsidiary of $1,200 for 2003 and $4,230 of 401(k) employer contributions for 2003.

(3) Represents the dollar value of allocations under our employee stock ownership plan in the amount of $2,422 for 2003, $4,400 for 2002 and $4,308 for 2001, premiums for split dollar life insurance of $1,006 for 2003, $891 for 2002 and $802 for 2001, fees for services provided to our board of directors and director fees for serving on the boards of various subsidiaries of $2,000 for 2003, $8,300 for 2002 and $15,000 for 2001, and $3,632 of 401(k) employer contributions for 2003, $3,300 for 2002 and $2,200 for 2001.

(4) We were not required to disclose Mr. Stevenson's salary information with respect to his compensation prior to 2002. Represents the dollar value of allocations under our employee stock ownership plan in the amount of $2,354 for 2003 and $4,351 for 2002, premiums for split dollar life insurance of $155 for 2003 and $152 for 2002 and $3,531 of 401(k) employer contributions for 2003 and $3,300 for 2002.

(5) We were not required to disclose Mr. Yaeger's salary information with respect to his compensation prior to 2003. Represents fees for services provided to our board of directors and director fees for serving on the boards of various subsidiaries of $6,200 for 2003 and premiums for split dollar life insurance of $1,056 for 2003.

                                       9.

(6) Mr. Grako resigned as president and chief executive officer, effective September 2, 2003. The total for 2003 includes $100,711 per the severance package approved by the board, which provides for monthly payments of $5,000 for a period of 18 consecutive months commencing October 31, 2003 and ending March 31, 2005 and the continuance of the bank owned life insurance policy (BOLI) on Mr. Grako. This policy had a present value of approximately $86,000. All other compensation represents the dollar value of allocations under our employee stock ownership plan in the amounts of $0 for 2003, $7,911 for 2002 and $6,657 for 2001, premiums for split dollar life insurance of $528 for 2003, $486 for 2002 and $404 for 2001. All other compensation also includes fees for services provided to our board of directors and director fees for serving on the boards of various subsidiaries of $10,700 for 2003, $8,100 for 2002 and $15,050 for 2001. In addition, it includes $4,894 of 401(k) employer contributions in 2003, $6,150 for 2002 and $3,400 in 2001.

Stock Option Information

No stock options were granted in 2003 to any of the individuals named above in the summary compensation table. The following table sets forth certain information concerning the exercisable and nonexercisable stock options at December 31, 2003 held by the individuals named in the summary compensation table, with the exception of Mr. Grako who exercised his options after his resignation.

-------------------------------------------------------------------------------------------------------------------
                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                                  OPTIONS VALUES
-------------------------------------------------------------------------------------------------------------------
                                                           Number of Securities
                        Shares                            Underlying Unexercised           Value of Unexercised
                      Acquired on                            Options at FY-End           In-the-Money Options at
       Name            Exercise      Value Realized               (#)(d)                      FY-End ($)(e)
      (#)(a)            (#)(b)           ($)(c)        Exercisable    Unexercisable    Exercisable    Unexercisable
-------------------------------------------------------------------------------------------------------------------
Rick R. Clary              --                  --         5,702           7,909     $   39,855     $    62,180
-------------------------------------------------------------------------------------------------------------------

Jimmie D. Lansford      1,500           $  18,915        19,781           7,535     $  191,854     $    60,517
-------------------------------------------------------------------------------------------------------------------

Kurt R. Stevenson          --                  --         3,539           6,123     $   27,166     $    49,191
-------------------------------------------------------------------------------------------------------------------

Employment Agreements and Other Arrangements

We are not a party to any employment agreements with our executive officers, except for the following:

An employment agreement was entered into on August 22, 2001 with Paul R. Tingley, president and chief executive officer of UnionFinancial Services & Trust Company. The employment agreement with Mr. Tingley provides that beginning January 2002, UnionBancorp, Inc. will pay Mr. Tingley a minimum of $10,000 monthly. Mr. Tingley's total compensation, including bonuses, is valued at $150,000 annually. Mr. Tingley is entitled to other customary employee benefits provided by UnionBancorp. Mr. Tingley's employment agreement was to terminate on August 22, 2004. Effective February 27, 2004, Mr. Tingley resigned from UnionFinancial Services & Trust Company. Mr. Tingley entered into an amended agreement with UnionBancorp, whereby Mr. Tingley would continue to receive $10,000 monthly through the termination of his contract but would not be eligible for bonuses during this period. Mr. Tingley will continue to receive customary employee benefits through the expiration of the agreement on August 22, 2004.

                                       10.

Effective September 3, 2003, Mr. Grako resigned as president and chief executive officer of UnionBancorp. In recognition of his service, the board approved a severance package for Mr. Grako which included monthly payments of $5,000 for a period of 18 consecutive months commencing October 31, 2003 and ending March 31, 2005. In addition, the Company shall continue in effect the bank owned life insurance policy (BOLI) on Mr. Grako which provides a death benefit of $600,000 to Mr. Grako's beneficiary. This policy had a present value of approximately $86,000.

On November 3, 2003, the Company entered into change of control agreements with three of its executives, Rick R. Clary, Everett J. Solon and Kurt R. Stevenson. The agreements provide that if, within two years after a change in control occurs, the executive's employment is terminated without "good cause," then the executive shall receive a cash payment equal to two times the executive's salary.

Compensation Committee Interlocks and Insider Participation

During 2003, the members of the compensation committee were Messrs. Shinkle (Chair), McDonnell, Sullivan and Yaeger (ex officio). None of these individuals was an officer or employee of UnionBancorp or any of our subsidiaries during 2003, and none of these individuals is a former officer or employee of UnionBancorp or any of our subsidiaries, except for Mr. Yaeger who is president and chief executive officer. Mr. Yaeger did not participate in any decisions pertaining to his compensation.

Board Compensation Committee Report on Executive Compensation

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by UnionBancorp shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

The compensation committee of our board of directors is comprised of three independent directors and is responsible for providing oversight to ensure that the company's compensation incentives are competitive and that they are aligned to allow company goals to be successfully achieved. In determining compensation, the following factors are generally taken into consideration:

         o the performance of the executive officers in achieving our short and long-term goals;

         o payment of compensation commensurate with the ability and expertise of the executive officers; and

         o payment of compensation that is competitive with similar companies.

The committee considers the foregoing factors, as well as others, in determining compensation. There is no assigned weight given to any of these factors.

Additionally, the compensation committee considers various benefits, such as our employee stock ownership plan, 401(k) plan and the stock option plan, together with perquisites in determining compensation. The committee believes that the benefits provided through the stock-based plans more closely tie the compensation of the officers to the interests of the stockholders and provide significant additional performance incentives for the officers which directly benefit the stockholders through an increase in the stock value.

                                       11.

Annually, the compensation committee evaluates four primary areas of performance in determining the chief executive officer's level of compensation. These areas are:

         o        long-range strategic planning and implementation;

         o        our financial performance;

         o our compliance with regulatory requirements and relations with regulatory agencies; and

         o the individual's effectiveness of managing relationships with stockholders and the board of directors.

When evaluating our financial performance, the committee considers profitability, asset growth, asset quality and risk management. The primary evaluation criteria are considered to be essential to our long-term viability and are given equal weight in the evaluation. Finally, the committee reviewed compensation packages of peer institutions, as well as compensation surveys provided by independent third parties, to ensure that the chief executive officer's compensation is competitive and commensurate with his level of performance.

                             Compensation Committee:
                             John A. Shinkle (Chair)
                               Dennis J. McDonnell
                                Scott C. Sullivan
                          Dewey R. Yaeger (ex officio)


                                       12.

Stockholder Return Performance Presentation

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by UnionBancorp shall not be deemed to include the following performance graph and related information unless such graph and related information are specifically stated to be incorporated by reference into such document.

The following graph shows a comparison of cumulative total returns for UnionBancorp, the Nasdaq Stock Market (US Companies), the Nasdaq Bank Index and an index of SNL Midwest Bank Stocks for the five-year period beginning January 1, 1999 and ending on December 31, 2003. The graph was prepared at our request by SNL Securities, Charlottesville, Virginia.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                   (ASSUMES $100 INVESTED ON JANUARY 1, 1999)


                             [GRAPHIC CHART OMITTED]


----------------------------------------------------------------------------------------------------
                                                           Period Ending
----------------------------------------------------------------------------------------------------
Index                           12/31/98    12/31/99    12/31/00    12/31/01    12/31/02    12/31/03
----------------------------------------------------------------------------------------------------
UnionBancorp, Inc.                100.00       86.06       62.33       87.35       97.47      142.77
----------------------------------------------------------------------------------------------------
NASDAQ - Total US                 100.00      185.95      113.19       89.65       61.67       92.90
----------------------------------------------------------------------------------------------------
NASDAQ Bank Index*                100.00       96.15      109.84      118.92      121.74      156.62
----------------------------------------------------------------------------------------------------
SNL Midwest Bank Index            100.00       78.57       95.15       97.24       93.80      120.07
----------------------------------------------------------------------------------------------------

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004. Used with permission. All rights reserved. crsp.com.

                                       13.

                          TRANSACTIONS WITH MANAGEMENT

Several of our directors and executive officers (including their affiliates, families and companies in which they are principal owners, officers or directors) were loan customers of, and had other transactions with, us and our subsidiaries in the ordinary course of business. These loans and lines of credit were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. During 2003, we paid approximately $135,907 to the law firm of Myers, Berry, O'Conor & Kuzma, Ltd. for legal services. Richard J. Berry, a director of UnionBancorp, is a principal of that firm.

                                 ACCOUNTANT FEES

Audit Fees

Audit fees and expenses billed to the Company by Crowe, Chizek and Company LLC for the audit of the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002, and for the review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, are as follows:

                    2003                             2002
                  --------                         --------

                  $123,800                         $ 99,000

Audit Related Fees

Audit related fees and expenses billed to the Company by Crowe, Chizek and Company LLC for fiscal years 2003 and 2002 for services related to the performance of the audit or review of the Company's financial statements that were not included under the heading "Audit Fees", are as follows:

                    2003                             2002
                  --------                         --------

                  $     --                         $     --

Tax Fees

Tax fees and expenses billed to the Company for fiscal years 2003 and 2002 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company's federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows:

                    2003                             2002
                  --------                         --------

                  $ 37,250                         $ 31,550

All Other Fees

Fees and expenses billed to the Company by Crowe, Chizek and Company LLC for all other services provided during fiscal years 2003 and 2002 are as follows:

                    2003                             2002
                  --------                         --------

                  $ 41,538                         $209,430

                                       14.

The audit committee, after consideration of the matter, does not believe that the rendering of these services by Crowe Chizek to be incompatible with maintaining its independence as our principal accountant. In accordance with
Section 10A(i) of the Exchange Act, before Crowe, Chizek and Company LLC is engaged by us to render audit or non-audit services, the engagement is approved by our audit committee. None of the audit-related, tax and other services described in the table above were approved by the audit committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

                             AUDIT COMMITTEE REPORT

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by UnionBancorp shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

The audit committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The audit committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors.

The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2003 with our management and Crowe, Chizek and Company LLC, our independent auditors. The committee has also discussed with Crowe Chizek the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Crowe Chizek, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2003 for filing with the Securities and Exchange Commission.

                                Audit Committee:
                           I.J. Reinhardt, Jr. (Chair)
                               Walter E. Breipohl
                                 Robert J. Doty


Audit Committee Financial Expert

While the board of directors endorses the effectiveness of our audit committee, its membership does not include a director who qualifies for designation as an "audit committee financial expert" - a new concept under federal regulation that contemplates such designation only when an audit committee member satisfies all five qualification requirements, such as experience (or "experience actively supervising" others engaged in), preparing, auditing, analyzing or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our Company's financial statements.

                                       15.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

For inclusion in our proxy statement and form of proxy relating to the 2005 annual meeting of stockholders, stockholder proposals must be received by us on or before November 24, 2004. In order to be presented at such meeting, notice of the proposal must be received by UnionBancorp on or before March 28, 2005, and must otherwise comply with our bylaws.

                        "HOUSEHOLDING" OF PROXY MATERIALS

In December of 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, prospectuses and annual reports with respect to two or more security holders sharing the same address by delivering a single copy of proxy statements, prospectuses and annual reports, as the case may be, addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are UnionBancorp stockholders will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to UnionBancorp stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or the Company that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to UnionBancorp, Inc., Investor Relations, 321 West Main Street, Ottawa, IL 61350 or contact Investor Relations at (815) 431-2720.

Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request "householding" of their communications should contact their broker or, if a stockholder is a direct holder of UnionBancorp shares, they should submit a written request to Computershare Investor Services, the Company's transfer agent, at 2 North LaSalle Street, Chicago, IL 60602.

                                  OTHER MATTERS

We do not intend to present any other business at the meeting and know of no other matters which will be presented. However, if any other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on those matters. A representative of our independent auditors, Crowe, Chizek and Company, LLC, is expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.

Your proxy is solicited by the board of directors, and we will pay the cost of solicitation. In addition to soliciting proxies by use of the mail, officers, directors and regular employees of UnionBancorp or our subsidiaries, acting on our behalf, may solicit proxies by telephone, telegraph or personal interview. We will, at our expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

                                       16.

                           FAILURE TO INDICATE CHOICE

If any stockholder fails to indicate a choice with respect to any of the proposals on the proxy for the annual meeting, the shares of such stockholder shall be voted FOR the nominees listed under proposal 1.

                                       By Order of the Board of Directors



                                       /s/ DEWEY R. YAEGER
                                       -----------------------
                                       Dewey R. Yaeger
                                       President and
                                       Chief Executive Officer



Ottawa, Illinois
March 24, 2004



                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY


                                       17.

                                                                       EXHIBIT A


                       CHARTER OF THE CORPORATE GOVERNANCE
                            AND NOMINATING COMMITTEE
                            OF THE BOARD OF DIRECTORS
                              OF UNIONBANCORP, INC.


I.   AUTHORITY AND MEMBERSHIP

         The members of the Committee shall be appointed annually by the Board of Directors of UnionBancorp, Inc. (the "Corporation") on the recommendation of the Committee. The members of the Committee shall serve until their successors are duly elected and qualified by the Board. The Committee shall be comprised of three or more members, all of whom must qualify as independent directors ("Independent Directors") under the standards for Nasdaq National Market issuers or such other exchange or system upon which the Corporation's securities are listed, quoted or traded ("Nasdaq") and any standards of independence as may be prescribed for purposes of any federal securities, tax, banking or other laws relating to the Committee's duties and responsibilities. No member of the Committee shall be removed except by majority vote of the Independent Directors then in office. The Committee shall meet at least four times annually.

         The Board will appoint one of the members of the Committee to serve as committee Chair on the recommendation of the Committee. The Committee may also appoint a Secretary, who need not be a Director.

         The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Corporation to provide the Committee with the support of one or more Corporation employees to assist it in carrying out its duties. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or other advisors to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

II.  PURPOSE OF THE COMMITTEE

         The Committee's primary purpose is to:

         o Develop and recommend to the Board corporate governance policies and guidelines for the Corporation and for identifying and nominating director and committee member candidates.

         o Nominate directors for election to the Board and appointment to committee membership.

         o   Evaluate Board, committee and senior officer performance.

                                       18.

                                                                       EXHIBIT A


III. RESPONSIBILITIES OF THE COMMITTEE

         A.  Charter Review
             --------------

         o Review and reassess the adequacy of this charter annually and recommend to the Board any proposed changes to this charter; and

         o Publicly disclose the charter and any such amendments at the times and in the manner required by the SEC and/or any other regulatory body or stock exchange having authority over the Corporation.

         B.  Corporate Governance Policies
             -----------------------------

         o Recommend to the Board policies to enhance the Board's effectiveness, including the size and composition of the Board, the frequency and structure of Board meetings and meetings of committees of the Board, the frequency, structure and guidelines for calling executive sessions of Independent Directors, procedures for Board Meetings including distribution of meeting materials, and the formation of new Board committees and recommend membership on Board committees.

         o Create and review at least annually, the corporate governance policies of the Corporation, including corporate governance principles, director and officer conflicts of interest and ethics policies, and document retention and destruction policies, to ensure that they are appropriate for the Corporation and comply with applicable laws, regulations and listing standards, and to recommend any desirable changes to the Board.

         o Establish and review at least annually an enforcement mechanism for the Corporation's conflict of interest and ethics policies;

         o Consider any other corporate governance issues that arise from time to time, including requests for waivers from conflicts of interest and ethics policies and corporate governance principles, and develop appropriate recommendations for the Board.

         o Review at least annually the Corporation's succession plans for its CEO and other executive officers and make recommendations to the Board regarding the same.

         o Review and advise the Board from time to time with respect to the functions of the Corporation's executive officers and the governance structure of the Corporation.

         C.  Board Membership
             ----------------

         o Investigate and assess the backgrounds and skills required of Board members and those of potential candidates for Board membership.

         o Nominate candidates to be presented to the stockholders for election or to the Board for appointment to fill vacancies, considering the independence and other qualifications of each candidate and seeking an appropriately diversified Board.

         o Establish training and orientation programs for all new Board members.

                                       19.

                                                                       EXHIBIT A


         o Maintain an active file of suitable candidates for consideration as nominees to the Board.

         o Recommend to the Board standards for determining director independence and other qualifications consistent with the requirements applicable to Nasdaq and other legal or regulatory requirements and review and assess these standards on a periodic ongoing basis.

         o   Establish policies for director succession and retirement.

         D.  Committee Membership
             --------------------

         o Make recommendations to the Board for membership on the various Board committees (considering the qualifications for membership on each committee and the extent to which there should be a policy of periodic rotation of directors among the committees).

         o Recommend to the Board such changes to the Board's committee structure and committee functions as it deems advisable.

         o   Recommend committee members for chairs of such Board committees.

         o Establish training and orientation programs for all new committee members.

         E.  Board Compensation
             ------------------

         o Recommend to the full Board of Directors director and committee member and chair compensation for those directors who are not also salaried officers of the Corporation.

         F.  Evaluation of the Board, Committee and Executive Officers
             ---------------------------------------------------------

         o Review on at least an annual basis and prepare an assessment of the Board's performance as a whole, each committee's performance as a whole and each individual director's performance.

         o Establish continuing education programs for all Board and committee members.

         o Review on at least an annual basis the performance of the Corporation's CEO and other executive officers.

         G.  General
             -------

         o   Form and delegate authority to subcommittees when appropriate.

         o Report to the Board on the Committee's activities at each Board meeting.

         o   Annually review the performance of the Committee.

         In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

                                       20.

                                                                       EXHIBIT A


         o One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented.

         o Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person.

         o Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

                                       21.

                                                                       EXHIBIT B


                               UNIONBANCORP, INC.
                             AUDIT COMMITTEE CHARTER


I.       PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors:

         o In its oversight of the Company's accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures;
         o In its oversight and supervision of the Company's internal audit function;
         o In its oversight of the certification of the Company's quarterly and annual financial statements and assessment of internal disclosure controls by the Company's Chief Executive Officer (CEO) and Chief Financial Officer (CFO);
         o In its oversight of the Company's consolidated financial statements and the independent external audit thereof, including the appointing, compensating, overseeing (including resolving any disagreements between management and the independent external auditor regarding financial reporting), evaluating and, where deemed appropriate, replacing the registered independent external auditors (or appointing the registered independent external auditors to be proposed for shareholder ratifications in any proxy statement); and
         o        In evaluating the independence of the external auditors.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on:

              A.  The integrity of those persons and organizations within and outside the Company from which it receives information,
              B.  The accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and representations made by management as to any information technology, internal audit and other non-audit services provided by the independent external auditors to the Company.

     The independent external auditors are responsible for planning and carrying out a proper audit of the Company's annual consolidated financial statements and reviews of the Company's quarterly consolidated financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

                                       22.

                                                                       EXHIBIT B


     The independent external auditors for the Company are accountable to the Audit Committee. The Audit Committee has the authority and responsibility to select and evaluate the independent external auditors. The Audit Committee shall pre-approve all audit and non-audit services proposed to be provided by the Company's external auditors in compliance with section 202 of the "Public Company Accounting Reform and Investor Protection Act of 2002". The independent external auditors shall submit to the Company annually a formal written statement delineating all relationships between the independent external auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company. The Audit Committee shall be responsible for considering whether any services provided by the external auditor would cause the external auditor to not be independent of the Company.

II.      COMPOSITION

The Audit Committee shall be comprised of at least three independent members of the Board of Directors, each of whom shall have no relationship to the Company, or to the executive officers of the Company or its subsidiaries or affiliates. Each member shall not be compensated for any consulting, advisory or other services performed for the Company other than compensation received for Board of Directors and committee fees, and shall not be an affiliate of the Company or any of its subsidiaries, as defined by the Securities and Exchange Commission ("SEC") or NASDAQ, and shall otherwise satisfy the applicable membership requirements under the rules of the SEC or NASDAQ. Individuals previously not meeting all independence requirements to serve on the Audit Committee, must meet all independence requirements for at least three (3) years prior to being eligible to serve on the Audit Committee.

Each member of the Audit Committee must able to read and understand fundamental financial statements, including the Company's consolidated balance sheet, income statement, and cash flow statement. Additionally, the Company will strive to have, at least one member of the Audit Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

While not an absolute requirement, the Company will seek to have at least one member of the Audit Committee who is considered to be a "financial expert" by virtue of their education and experience as a public accountant or auditor or principal financial officer of an SEC registrant and has:

              A. An understanding of generally accepted accounting principles and financial statements;
              B.  Experience in:
                  1. The preparation or auditing of financial statements of generally comparable SEC registrants as the Company; and
                  2. The application of such principles in connection with the accounting estimates, accruals and reserves;
              C.  Experience with internal accounting controls; and
              D.  An understanding of Audit Committee functions.

Members of the Audit Committee shall be appointed annually by majority vote of the Board of Directors and shall serve until the next annual meeting of the Board of Directors or until their successors shall be duly qualified and appointed.

                                       23.

                                                                       EXHIBIT B


III.     MEETINGS

The Audit Committee shall meet four times annually, or more frequently if circumstances dictate. At least annually, the Audit Committee should meet separately with the internal auditor and the independent external auditor, without any members of management being present, to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately.

The Audit Committee may request any officer or employee of the Company, or the Company's independent counsel, or independent external auditors to attend a meeting of the Audit Committee or to meet with any members of or consultants to, the Audit Committee.

IV.      RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

              A.  Overseeing Financial Reporting and Disclosures:

                  1. Reading of Financial Statements and Disclosures. The Audit Committee shall read all financial statements and related disclosures included in the Company's periodic and annual filings with the SEC, and consider whether the financial statements and related disclosures accurately and appropriately reflect their knowledge of the financial condition of the Company and its results of operations.

                  2. Accuracy of Financial Reports. The Audit Committee shall require management to make all material correcting adjustments to the Company's quarterly and annual consolidated financial statements to be filed with the SEC, that are identified by the independent external auditor as being required by generally accepted accounting principles ("GAAP") or the rules of the SEC.

                  3. Disclosure of Off-Balance-Sheet Transactions. On a quarterly basis, the Audit Committee shall inquire of management as to whether they have complied with the SEC's disclosure requirements regarding the Company's requirement to disclose, in quarterly and annual SEC filings, all material off-balance-sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, or significant components of revenues or expenses.

                  4. Disclosure of Pro Forma Financial Information. On at least a quarterly basis, the Audit Committee shall inquire of management as to whether they have complied with the SEC's pro forma information disclosure requirements regarding the Company's requirement to only disclose in SEC filings, or in any public disclosures or press or other release, pro forma financial information that does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the pro forma financial information, in light of the circumstances under which it is presented, not misleading; and to reconcile the pro forma financial information with the financial condition and results of operations of the Company under GAAP.

                  5. Disclosure of Transactions Involving Management and Principal Stockholders. The Audit Committee shall determine that management has put in place procedures to

                                       24.

                                                                       EXHIBIT B


                      report to the SEC, within two (2) business days, changes in Company stockholdings by directors, officers, and more than 10% stockholders of the Company, including stock purchases and sales and stock issued due to exercises of stock options. Also, the Audit Committee shall determine that management has put in place procedures to report to the SEC, within ten (10) business days, for any new directors, officers or 10% stockholders of the Company, their stockholdings in the Company.

                  6. Management Certification of Financial Statements and Disclosures, and Assessment of Internal Controls. The Audit Committee shall ensure that the Company has established adequate procedures to ensure that quarterly and annual financial statements and disclosures, required to be reported to the SEC, are accurate and complete. This will include reviewing and approving the process to be followed by management to comply with quarterly and annual CEO and CFO certifications required by the SEC. The Audit Committee shall be responsible for discussing the results of the quarterly and annual CEO and CFO certification process with management to consider whether the Company has appropriately fulfilled its quarterly and annual SEC reporting requirements. In reviewing and considering the quarterly and annual certifications of the CEO and CFO, the Audit Committee shall also obtain, review and consider any applicable reports issued by the internal auditor or the independent external auditor.

                  7. Disclosure of Code of Business Conduct and Ethics. The Audit Committee shall determine that the Company has complied with applicable requirements of the SEC to disclose, in periodic reports on Form 10-Q and Form 10-K, whether or not, and if not, the reason therefore, the Company has established a Code of Ethics for senior officers (CEO, CFO, Controllers, Investment Officers). Also, the Audit Committee shall inquire of management to determine that changes in or waivers of the Code of Ethics are approved by the Audit Committee, and reported promptly to the SEC by the Company on a Form 8-K.

                  8. Disclosure of "Audit Committee Financial Expert." The Audit Committee shall determine that the Company has complied with applicable requirements of the SEC to disclose, in periodic reports on Form 10-Q and Form 10-K, whether or not, and if not, the reason therefore, the Company has at least one member on the Audit Committee who is an "audit committee financial expert" as defined by the SEC.

                  9. Disclosure of Audit Committee Approval of Non-Audit Services. The Audit Committee shall determine that the Company has complied with applicable requirements of the SEC to disclose, in periodic reports on Form 10-Q and Form 10-K, the approval by the Audit Committee of all non-audit services to be performed by the Company's independent external auditor.

                  10. Real Time Issuer Disclosures. The Audit Committee shall determine that the Company has implemented procedures to comply with applicable requirements of the SEC to report to the SEC real time (prompt) disclosures of any material changes in the Company's financial condition or results of operations.

                                       25.

                                                                       EXHIBIT B


              B.  Independent External Auditor:

                  The Audit Committee is responsible for the appointment and/or discharge of the Company's independent external auditor and the Company's independent external auditor shall report directly to the Audit Committee. The Audit Committee should also pre-approve the compensation of the external auditor, and evaluate the external auditor's independence. The Audit Committee shall also pre-approve all permissible non-audit services and fees to be provided by the Company's independent external auditor. The pre-approval of audit and non-audit services and fees of the independent external auditor may be documented by a member of the Audit Committee signing annual or periodic engagement letters that define in general terms the type of services to be provided and the range of fees that are considered acceptable for such services, or as otherwise documented in the minutes of the Audit Committee meetings. The actual compensation paid to the independent external auditor, for all such pre-approved services and fees, are to be reported to the Audit Committee by management on at least a quarterly basis.

              C.  Internal and External Audit Plans:

                  The Audit Committee should review the annual audit plans of the internal auditor and the independent external auditor, including the degree of coordination of the respective plans.

                  The Audit Committee should inquire of the internal auditor and independent external auditor as to the extent to which the planned audit scope can be relied upon to detect material misstatements in the consolidated financial statements and other public disclosures, weaknesses in internal accounting and disclosure controls, and fraud. Additionally, the Audit Committee should inquire regarding the audit plans of the internal auditor and independent external auditor regarding electronic data processing and controls to ensure that such plans address the related impact on financial risk and internal controls.

              D.  External Audit Results:

                  The Audit Committee should review with management the results of the independent external auditor's quarterly financial statement reviews, and review with management and the independent external auditor the results of the annual financial statement audit. The Audit Committee should also review with management and the independent external auditor their assessment of the quality of the Company's accounting principles, the adequacy of internal accounting and disclosure controls and the resolution of identified significant deficiencies or material weaknesses and reportable conditions in internal accounting and disclosure controls. The Audit Committee should also review compliance with laws and regulations and other audit reports deemed significant by the Committee. Based on this review, the Audit Committee shall make its recommendation to the Board of Directors as to the inclusion of the audited consolidated financial statements in the Company's annual report on Form 10-K.

              E.  Annual Proxy Statement Disclosure:

                  The Audit Committee should report audit activities to the Board of Directors and issue an annual report to be included in the Company's proxy statement (including appropriate

                                       26.

                                                                       EXHIBIT B


                  oversight conclusions) for submission to the shareholders. In addition, the Audit Committee should re-approve the Audit Committee Charter, annually, with a copy of the charter filed with the SEC every three (3) years, and after any amendments.

              F.  Independent External Auditor Communication With the Audit
                  Committee:

                  It is the independent external auditor's responsibility, as required by generally accepted auditing standards, to make certain communications to the Audit Committee on at least an annual basis. Such matters include the independent external auditor's responsibility under generally accepted auditing standards, matters pertaining to the external auditor's independence, selection of or changes in significant accounting principles, management's judgments and significant accounting estimates, significant audit adjustments posted or uncorrected, the external auditors responsibility and consideration of other information that accompanies the audited consolidated financial statements, any disagreements with management, any difficulties encountered during the audit, any consequential illegal acts or irregularities, any major issues discussed with management prior to retention of the external auditors as auditors of the Company for the current fiscal year, or instances of management consultation with other accountants regarding significant accounting or auditing matters, and any management advisory services and fees provided by the independent external auditor.

              G. Communication of Concerns of the Audit Committee With the Independent External Auditor:

                  The Audit Committee shall be responsible for informing the independent external auditor of any serious concerns regarding to the accuracy and integrity of the Company's financial reporting, any serious concerns regarding the honesty and integrity of the Company's management, and any serious concerns regarding the adequacy of the Company's internal accounting and disclosure controls. In fulfilling these responsibilities the Audit Committee is aware that it is illegal for an officer or director of the Company to mislead or lie to the independent external auditor.

              H.  Internal Audit Supervision:

                  The Audit Committee should review the appointment and replacement of the outsourced internal audit service provider. The outsourced internal audit service provider shall report directly to the chairman of the audit committee, with administrative oversight provided by the Risk Assessment Officer of the Company. At least annually, the Audit Committee should evaluate the effectiveness of the internal audit function and consider the need to make changes to ensure that the internal audit objectives are be met.

                  The Audit Committee should review and approve the annual internal audit plans, monitor the completion of these plans, and approve any changes to the annual plans. The Audit Committee should review the periodic reports of internal audit division activities, including the opinion of the outsourced internal audit service provider regarding the adequacy of the Company's internal accounting and disclosure control structure. The Audit Committee should meet with the outsourced internal audit service provider to discuss the status of completion of the annual internal audit plans and the periodic internal audit reports and to consider the need for further audit follow-up and investigation.

                                       27.

                                                                       EXHIBIT B


              I.  Fraud Reporting and Handling of Complaints:

                  The Audit Committee shall have the responsibility for establishing procedures for:

                  1. The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and
                  2. The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee shall also establish procedures to ensure that no retaliation will be allowed to occur against anyone who reports potential fraud or a complaint in good faith.

              J.  Compliance Supervision:

                  The Audit Committee should review and approve the annual internal compliance plans, monitor the completion of these plans, and approve any changes to the annual plans. The Audit Committee should review the periodic reports of compliance activities, including the opinion of the Risk Assessment Officer regarding the adequacy of the Company's compliance structure. The Audit Committee should meet with the Risk Assessment Officer to discuss the status of completion of the annual internal compliance plans and the periodic compliance reports and to consider the need for further follow-up and investigation.

              K.  New Accounting Pronouncements:

                  Changes in accounting standards that have a material effect on the consolidated financial statements and new or changing regulations which will affect compliance issues or the approach taken towards evaluating the internal control structure, should be explained to the Audit Committee by financial management, the internal auditor or the independent external auditor.

              L.  Continuing Education for the Audit Committee:

                  The Audit Committee shall establish a program of regular continuing education for all Audit Committee members to ensure that they are properly equipped to fulfill their responsibilities.

              M.  Legal Counsel:

                  The Audit Committee should meet regularly with the Company's general in-house legal counsel and outside legal counsel, when appropriate, to discuss legal matters that have a significant impact on the Company's consolidated financial statements. An assessment of the Company's legal liability should be reviewed for any pending or threatened litigation, including establishment of any appropriate reserves or financial disclosures until the matter is adjudicated. The Audit Committee may retain legal counsel at its discretion without prior permission of the Board of Directors or its management at the expense of the Company.

                                       28.

                                                                       EXHIBIT B


              N.  Code of Ethics:

                  The Audit Committee shall adopt, and from time to time review and update, a Company Code of Ethics for directors, officers, employees, and financial officers and ensure that adequate systems and procedures are established to monitor compliance therewith.

              O.  Areas Requiring Special Attention:

                  The Audit Committee may request detailed reports from management, the independent external auditor, or the internal auditor related to significant matters affecting the financial reporting process, internal controls, or other areas of special interest or concern.

V.       RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

The Audit Committee shall have the authority to engage independent legal counsel, auditors, or other advisors for special audits, reviews and other procedures as it determines necessary to carry out its duties.

VI.      FUNDING

The Company shall provide the Audit Committee with appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of compensation:

              A. To the registered independent external auditor and independent internal auditor employed by the Company for the purpose of rendering or issuing an audit report; and
              B.  To any advisors employed by the Audit Committee.

                                       29.
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[UBC GRAPHIC LOGO OMITTED]                        000000 0000000000 0 0000
UNIONBANCORP, INC.
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DESIGNATION (IF ANY)                              000000000.000 ext
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                                         [ ] Mark this box with an X if you have
                                             made changes to your name or
                                             address details above.

================================================================================
   Annual Meeting Proxy Card
================================================================================

[A]    Election of Directors

1.  The Board of Directors recommends a vote FOR the listed nominees.

                                  For       Withhold

01 - Dennis J. McDonnell          [ ]          [ ]

02 - John A. Shinkle              [ ]          [ ]

03 - Scott C. Sullivan            [ ]          [ ]



Mark this box with an X if you plan            [ ]
to attend the meeting.

[B] Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.


Signature 1 - Please keep signature within the box
 --------------------------------------------------
|                                                  |
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Signature 2 - Please keep signature within the box
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|                                                  |
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Date (mm/dd/yyyy)
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|      __/__/____                                  |
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                1 U P X       H H H       P P P P        003199               +

--------------------------------------------------------------------------------
Proxy - UnionBancorp, Inc.
--------------------------------------------------------------------------------

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 27, 2004

The undersigned hereby appoints Robert J. Doty and I. J. Reinhardt, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders of UnionBancorp, Inc., to be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 27, 2004, 10:00 a.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

(Continued and to be signed on reverse side).